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                                                                    EXHIBIT 99.1

    Certification pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Form 10Q of PVC Container Corporation ("PVCC") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip L. Friedman, President and Chief Executive Officer of PVC Container Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PVCC.

/s/ Phillip L. Friedman

Name:    Phillip L. Friedman
Title:   President and Chief Executive Officer
Date:    May 15, 2003

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